UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2023

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

757 3rd Avenue

27th Floor

New York, NY 10017

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

Item 1.01 Entry Into a Material Definitive Agreement.

As previously reported, on October 27, 2022, Staffing 360 Solutions, Inc. (the “Company”) entered that certain Third Amended and Restated Note Purchase Agreement (the “Note Purchase Agreement”), by and among the Company, the subsidiary guarantors party thereto and Jackson Investment Group, LLC (the “Purchaser”). On June 30, 2023, the Company, the Purchaser and the subsidiary guarantors party thereto, entered into an amendment (“Amendment No. 1”) to the Note Purchase Agreement to amend the interest payment dates of July 1, 2023, August 1, 2023, and September 1, 2023 to October 1, 2023, November 1, 2023 and December 1, 2023, respectively.

The foregoing description of the Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on May 18, 2023, the Company received a notice from the Listing Qualifications Staff (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that as it has not yet filed its Form 10-Q for the period ended April 1, 2023 (the “Form 10-Q”) pursuant to Nasdaq Listing Rule 5250(c)(1) (the “Rule”), such matter serves as a basis for delisting the Company’s securities from Nasdaq in addition to the matters previously reported. As previously disclosed in a Notification of Late Filing on Form 12b-25, filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2023, the Company was unable to file the Form 10-Q by the prescribed due date.

On July 5, 2023, the Company received a notice (the “Notice”) from the Staff notifying the Company that it has been granted an exception to enable the Company to regain compliance with the Rule pursuant to the following terms: on or before October 16, 2023, the Company must file the Form 10-Q, as required by the Rule. In the event the Company does not satisfy the terms of the exception, the Staff will provide written notification that the Company’s common stock will be delisted.

The Notice has no immediate effect on the listing of the Company’s common stock. There can be no assurance that the Company will regain compliance with the Nasdaq’s rules or maintain compliance with any of the other Nasdaq continued listing requirements.

The Company believes that it will regain compliance with the Rule once the Form 10-Q is filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to the Third Amended and Restated Note Purchase Agreement, dated June 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2023	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer